Exhibit 10.39

DATED

SCHEDULED WASTES MANAGEMENT SERVICES AGREEMENT

BETWEEN

FUTURE NRG SDN BHD

(Company No.814147-M)

AND

SCHEDULED WASTES MANAGEMENT SERVICES AGREEMENT

This Agreement is made on the_____________________________

BETWEEN

FUTURE NRG SDN BHD (Company No. 814147-M), a company incorporated in Malaysia under the Companies Act 1965 and having its principal place of business at PT6127, Jalan Techvalley 3A/1, Sendayan Techvalley, Bandar Sri Sendayan, 71950 Negeri Sembilan (hereinafter referred to as the “Principal”) of the First Part;

AND

The party whose particulars are as stated in Schedule 1 hereto (hereinafter referred to as the “Customer”) of the Second Part;

WHEREAS :

A.	The Principal carries on the business of providing ozone treatment of scheduled wastes disposal (hereinafter referred to as “the Service”) and is licensed by Department of Environment (DOE).

B.	The Customer owns and operates a health healthcare unit / center wishes to engage the Principal to dispose of all scheduled wastes produced by the Customer in the course of its operations;

C.	The Principal has agreed at the request of the Customer to provide the Service subject to the terms and conditions of this Agreement.

IT IS HEREBY AGREED by the parties hereinbefore mentioned as follows:

1.	APPOINTMENT

The Customer hereby appoints the Principal to provide the Service to the Customer for a term as specified in Schedule 1 of this Agreement, unless earlier terminated or extended provided that this Agreement shall be automatically renewed on a yearly basis upon expiry thereof at a rate (Transportation fee) to be mutually agreed by both parties.

2.	PROVISION OF SERVICE

2.1	The Principal and/or its appointed representative shall collect the scheduled wastes from the Customer’s premises to Future NRG Ozone Waste Treatment Facility in Sendayan Tech Valley, Bandar Sri Sendayan, Negeri Sembilan.

2.2	The Principal and/or its appointed representative shall collect the scheduled wastes from the Customer’s premises according to the collection intervals as stated in Schedule 1 of this Agreement OR more frequently than the said collection intervals upon request by the Customer subject to additional charges.

3.	PAYMENT

3.1	For the provision of the Service, the Customer shall pay a fee according to the volume of scheduled waste as specified in Schedule 1 of this Agreement.

3.2	The Principal will issue invoice to Customer, which Customer will pay no later than thirty (30) days from the date of invoice. Any amount unpaid by Customer after the due date will accrue interest at a rate of one point five percent (1.5%) per calendar month.

3.3	Payment shall be made by TELEGRAPHIC TRANSFER to the Principal’s bank account as specified in Schedule 1 of this Agreement or by cheque issued in the name of the Principal within thirty (30) days of waste collection. Except as otherwise provided in Section 3.3, no cash or other consideration shall be accepted as payment for the Service provided.

Scheduled Wastes Management Services Agreement	Page 2 of 7

3.4	For the avoidance of doubt, any dispute to the invoice must be made in writing the Principal within five (5) days from the date of invoice, failing which, it shall be considered that there is no dispute to the said invoice.

3.5	The 1st batch of consumables will be delivered by the Principal according to the selected package and will be billed to Customer as per consumable pricelist (refer Appendix A).

4.	SUSPENSION OF SERVICE

The Principal reserves the right to suspend the Service by giving thirty (30) days’ written notice in the event the Customer failed to settle the payment within the stipulated time. If the Customer continuously fails to make the payment within 14 days from the suspension date, the Principal reserves the right to terminate this Agreement with immediate effect.

5.	CUSTOMER’S OBLIGATIONS

5.1	The Customer is required to set up the electronic Scheduled Waste Information System (“eSWIS”) as required by Department of Environment’s Regulations within ten (10) days from the date of this Agreement for scheduled waste disposal.

5.2	The Customer shall ensure that the truck for scheduled wastes collection is designed and painted with Future NRG’s logo.

5.3	The Customer shall use eSWIS web application to enter the Consignment Note information (Part I – Waste Generator Information and Part II – Transporter Information) and print out two copies of the e-Consignment Note (signed and stamped) to handover to the appointed transporter during scheduled wastes collection.

5.4	If the eSWIS is inaccessible, the Customer shall fill in the wastes information in the hardcopy Consignment Note by completing Part I (signed and stamped) and the transporter shall hand over 2 copies of the Consignment Note to the Customer after completing Part II.

5.5	The information of the hardcopy Consignment Note shall be entered into the eSWIS by Customer once the system is accessible.

5.6	The Customer shall ensure that scheduled wastes generated are properly stored, delivered to and received at the Principal’s facility for treatment and disposal.

5.7	The Customer shall ensure that scheduled wastes that are subjected to movement or transfer be packaged, labelled and transported in accordance with the guidelines prescribed by the Director General of Department of Environment.

5.8	The Customer shall keep accurate and up-to-date inventory in accordance with the Fifth Schedule of the categories and quantities of scheduled wastes being generated, treated and disposed of for a period up to three (3) years from the date of the scheduled wastes was generated.

5.9	The Customer shall ensure that all his employees involved in the identification, handling, labelling, transportation, storage and spillage or discharge response of scheduled wastes attend training programmes.

5.10	The Customer shall be responsible for the safety of its staff and/or any third parties while handling and/or storing the scheduled waste at its premises.

6.	TERMINATION

6.1	The Principal has the right to terminate this Agreement for its convenience, without cause, by giving the Customer written notice not less than thirty (30) days prior to the effective date of such termination.

6.2	In the event the Customer wishes to terminate this Agreement, the Customer is required to give two (2) months’ notice in writing to the Principal which the Principal will notify Department of Environment by updating the Lampiran A (List of latest approved waste generator under Future NRG) failing which the Customer shall pay a termination fee equal to two (2) months of the processing fee resulting from the premature termination.

6.3	Upon termination of this Agreement, the Principal shall be under no further obligation to provide the Service to the Customer and the Customer shall remain liable to pay the Principal for all sums which have been accrued and due owing under this Agreement. The outstanding amount shall be subjected to late payment interest.

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7.	FORCE MAJEURE

Neither party shall be liable or deemed to be in breach of this Agreement for any delay or failure to perform its obligations pursuant to this Agreement, other than for any delay or failure in an obligation to pay money, to the extent such delay is caused by Acts of God, fire, flood, explosion, accident, war strike, embargo, governmental requirement, riots, national emergencies or other cause which is not reasonable foreseeable and beyond the reasonable control. Any such delay or failure shall suspend this Agreement until the force majeure ceases and the term shall be extended by the length of the suspension.

8.	NOTICES

All notices shall be made in writing to the addresses as specified in Schedule 1 of this Agreement.

9.	COST

The legal cost (if any) and expenses incurred in connection with the preparation of this Agreement and the stamp duty payable on this Agreement shall be borne by the Customer.

10.	AMENDMENTS

No amendment of or addition to or alteration to the provisions of this Agreement shall be binding or effective unless it is in writing signed by all parties hereto.

11.	BINDING EFFECTS

This Agreement shall be binding upon the respective successors-in-title and assignors of the parties hereto.

12.	TIME

Time shall be of the essence of this Agreement.

13.	GOVERNING LAWS

This Agreement shall be governed by and construed in accordance with the Laws of Malaysia and the parties hereby submit to the exclusive jurisdiction of the courts of Malaysia.

IN WITNESS WHEREOF the parties here to have here unto set their hands the day and the year first above written.

SIGNED BY	}		Witnessed by:
for and on behalf of	}
Future NRG Sdn Bhd	}
(Company No. 814147-M)	}
	}	Signature & Co. Stamp	Signature
	}	Name:	Name (as per NRIC):
	}	Designation :	NRIC No.:

SIGNED BY	}		Witnessed by:
for and on behalf of	}
in the manner authorized	}
}
	}	Signature & Co. Stamp	Signature
	}	Name:	Name (as per NRIC):
	}	Designation :	NRIC No.:

Scheduled Wastes Management Services Agreement	Page 4 of 7

SCHEDULE 1

(which is to be taken, read and construed as an essential part of this Agreement)

PART	ITEM	PARTICULARS
1	Principal	FUTURE NRG SDN BHD (Company No. 814147-M) Wisma FITTERS, No.1 Jalan Tembaga SD 5/2 Bandar Sri Damansara, 52200 Kuala Lumpur

2	Customer: (Company’s chop)

Contact Number:
Contact Person:
Email address:

3	DOE License No	(a)	Lesen No. _____ for Kemudahan Pengangkutan
		(b)	Lesen No. _____ for Kemudahan Rawatan Sisa Buangan Klinikal Kaedah Ozon

4	Term	One (1) year
From_________________to_________________

5	Clinical Processing Fee	Please tick (x) whichever is applicable:

Tick		Pkg	Volume of waste	Fee per Trip
		*A	5 litre bin (max 4 kg)
		*B	10 litre bin (max 7 kg)
		*C	20 litre bin (max 13 kg)
		**D	50 kg - 100 kg (min 50 kg)
		***E	100 kg – 500 kg (min 100 kg & max 500 kg)

Notes:
	(*)		Any additional kg on Package A, B and C will be charged additional waste processing fee of RM__/kg.
	(**)		If less than the minimum weight of waste as stated above, RM___ volumetric weight fee will be imposed.
	(***)		If less than the minimum weight or more than the maximum weight of waste as stated above, RM___ volumetric weight fee will be imposed.

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PART	ITEM	PARTICULARS

6	Emergency or Additional Request for Pick-up	Destination	Fee per Trip
Klang Valley & N.Sembilan
Pahang, Melaka, Johor & Perak
Kelantan, Terengganu, Kedah, Perlis & Penang

7	Principal’s Bank Account Details

8	Payment Term	Thirty (30) days from the date of the invoice

9	Early Termination	Two (2) months’ notice

10	Clinical Waste Type	SW ____ Pathogenic wastes, clinical wastes or quarantined materials, as defined under the ENVIRONMENTAL QUALITY (SCHEDULED WASTES) REGULATIONS 2005 except human tissue and recognizable anatomical body parts.

11	Collection intervals	Monthly

12	Facility for Final Processing	Future NRG Sdn Bhd PT 6127, Jalan Tech Valley 3A/1 Sendayan Tech Valley, Bandar Sri Sendayan 71950 Seremban, Negeri Sembilan, Malaysia

Scheduled Wastes Management Services Agreement	Page 6 of 7

SCHEDULE 2

(which is to be taken, read and construed as an essential part of this Agreement)

Details of registered lorry

No.	Lorry’s Plate No.	Types / Lorry’s Model	Driver’s Name	NRIC Number
1

Note:

A deposit of RM____ per ___ Litre Wheelie Bin is to be deposited to the assigned transporter for the loan of ___ Litre Wheelie Bin.

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